THIRD AMENDMENT dated as of February 13, 1998 (this "Third
Amendment"), to the Credit Agreement referred to below among OAK INDUSTRIES INC., a Delaware corporation (the "Borrower"), the lenders party hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


      A. The parties hereto have entered into a Credit Agreement dated as of November 1, 1996 (as amended, the "Credit Agreement").

      B. The Borrower has requested that certain terms of the Credit Agreement be amended to the extent necessary to allow the Borrower to issue certain subordinated notes, and the Required Lenders are willing, on the terms and subject to the conditions set forth below, to agree to amend the Credit Agreement as provided herein.

      C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

      In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

      SECTION 1. Amendment of Article I. (a) Article I of the Credit Agreement is hereby amended by inserting therein the following definitions in the proper alphabetical order:

      "Third Amendment Effective Date" shall mean the date on which all conditions to effectiveness set forth in Section 3 of the Third Amendment dated as of February 13, 1998 to the Credit Agreement have been satisfied.

      (b) The definition of "Subordinated Notes" in Article I of the Credit Agreement is hereby restated in its entirety as follows:

      "Subordinated Notes" shall mean up to $110 million in aggregate principal amount of subordinated notes (and up to an additional $16.5 million of such subordinated notes issued in connection with the exercise by the Underwriters of an over-allotment option) issued by the Borrower and subordinated in right of payment to the Obligations pursuant to documentation containing interest rates, payment terms, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions, overallocation provisions and other material terms in form and substance satisfactory to the Required Lenders and the Administrative Agent.

      SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that:

      (i) Before and after giving effect to this Third Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

      (ii) Before and after giving effect to this Third Amendment, no Event of Default or Default has occurred and is continuing.

      SECTION 3. Conditions to Effectiveness. This Third Amendment shall become effective upon the Third Amendment Effective Date when the Administrative Agent shall have received counterparts of this Third Amendment that, when taken together, bear the signatures of the Borrower, the Guarantors and the Required Lenders.

      SECTION 4. Receipt of Documents; Consent to Terms of Subordinated Notes. Each of the Administrative Agent and each Lender (a) acknowledges receipt of (i) the draft dated 2/10/98 of the Indenture relating to $100,000,000 of the Borrower's Convertible Subordinated Notes and (ii) the draft dated 2/10/98 of the offering memorandum relating to such Subordinated Notes and (b) consents to the terms of such Subordinated Notes; provided; that the final terms of the Subordinated Notes are consistent in all material respects with the terms set forth in such drafts..

      SECTION 5. Credit Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect.

      SECTION 6. Applicable Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

      SECTION 8.  Expenses.  The Borrower agrees to reimburse the
Administrative Agent for its out-of-pocket expenses in connection with this Third Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine and Moore, counsel for the Administrative Agent.


      IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers as of the day and year first written above.


                            OAK INDUSTRIES INC.,

                           by
                             ____________________________
                              Name:
                              Title:


                            THE CHASE MANHATTAN BANK, individually and as Administrative Agent,

                           by
                             ____________________________
                              Name:
                              Title:

                            ABN AMRO BANK N.V., Boston Branch,

                            by:  ABN AMRO North America, Inc., as Agent

                           by
                             ____________________________
                              Name:
                              Title:

                           by
                             ____________________________
                              Name:
                              Title:

                            NATIONSBANK OF TEXAS, N.A.,

                           by
                             ____________________________
                              Name:
                              Title:

                            LTCB TRUST CO.,

                           by
                             ____________________________
                              Name:
                              Title:

                            THE ROYAL BANK OF SCOTLAND PLC - NEW YORK

                           by
                             ____________________________
                              Name:
                              Title:

                            THE FIRST NATIONAL BANK OF BOSTON,

                           by
                             ____________________________
                              Name:
                              Title:

                            BHF-BANK AG,

                           by
                             ____________________________
                              Name:
                              Title:

                           by
                             ____________________________
                              Name:
                              Title:

                            MELLON BANK, N.A.,

                           by
                             ____________________________
                              Name:
                              Title:

                            FIRST UNION NATIONAL BANK OF NORTH CAROLINA,

                           by
                             ____________________________
                              Name:
                              Title:

                            FLEET NATIONAL BANK,

                           by
                             ____________________________
                              Name:
                              Title:

                            CREDIT LYONNAIS NEW YORK BRANCH,

                           by
                              ____________________________
                               Name:
                               Title:
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